UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2011

AllDigital Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-141676	20-5354797
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

2821 McGaw Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 250-7340

Registrant's Telephone Number, Including Area Code:

Aftermarket Enterprises, Inc.

(Former name, former address, and formal fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 25, 2011, Aftermarket Enterprises, Inc. amended it Articles of Incorporation to change its name to “AllDigital Holdings, Inc.”

Holders of shares of common stock will not be required to exchange their certificates in connection with the name change and should take no action as a result of such name change. Validly issued certificates bearing the name “Aftermarket Enterprises, Inc.” will continue to be validly issued certificates representing common stock of the company despite the name change.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	3.1	Articles of Incorporation, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AllDigital Holdings, Inc.

Date: August 25, 2011	By: /s/ John Walpuck
John Walpuck
Chief Financial Officer
Chief Operating Officer

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